UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

MOONLAKE IMMUNOTHERAPEUTICS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Dorfstrasse 29
Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

41 415108022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed, on April 5, 2022, MoonLake Immunotherapeutics, a Cayman Islands exempted company (the “Company”) (formerly known as Helix Acquisition Corp. (“Helix”)) consummated the previously announced business combination (the “Closing”) pursuant to that certain Business Combination Agreement dated October 4, 2021 (the “Business Combination Agreement”), by and among Helix, MoonLake Immunotherapeutics AG, a Swiss stock corporation (Aktiengesellschaft) registered with the commercial register of the Canton of Zug, Switzerland under the number CHE-433.093.536 (“MoonLake AG”), the existing equityholders of MoonLake AG set forth on the signature pages to the Business Combination Agreement and equityholders of MoonLake AG that executed joinders to the Business Combination Agreement (collectively, the “ML Parties”), Helix Holdings LLC, a Cayman Islands limited liability company and the sponsor of Helix, and the representative of the ML Parties (such transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”). For accounting purposes, MoonLake AG was considered the accounting acquirer in the business combination. Baker Tilly US, LLP (“Baker Tilly”) was the independent registered public accounting firm for MoonLake AG and its subsidiary prior to the Closing.

In connection with the Closing, the registrant changed its name from Helix Acquisition Corp. to MoonLake Immunotherapeutics. WithumSmith+Brown, PC (“Withum”) has served as the Company’s independent registered public accounting firm since Helix’s inception in 2020.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 15, 2022, following the completion of the Company’s audit for the year ended December 31, 2021 and the subsequent interim period through March 31, 2022, which consisted only of the accounts of the pre-merger Special Purpose Acquisition Company, and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company dismissed Withum as the Company’s independent registered public accounting firm.

Withum’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the following:

(i) Withum’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020, contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, if the Company is unable complete a business combination by October 22, 2022 then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(ii) The accompanying notes to the Company’s unaudited condensed financial statements as of and for the quarter ended March 31, 2022, contained a separate paragraph stating that “On April 5, 2022 the Company completed its Business Combination with MoonLake AG.”

During the years ended December 31, 2021 and 2020, and the subsequent interim period through June 15, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Withum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Withum’s satisfaction, would have caused Withum to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Withum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 17, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On June 15, 2022, the Audit Committee engaged Baker Tilly as the Company’s independent registered public accounting firm.

During the years ended December 31, 2021 and 2020, and the subsequent interim period through June 15, 2022, neither the Company nor anyone on its behalf has consulted with Baker Tilly regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from WithumSmith+Brown, PC addressed to the Securities and Exchange Commission, dated as of June 17, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoonLake Immunotherapeutics

Date: June 17, 2022	By:	/s/ Matthias Bodenstedt
	Name:	Matthias Bodenstedt
	Title:	Chief Financial Officer

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